                                                                  EXHIBIT 10.16

                                 AMENDMENT NO. 1
                                     TO THE
                               SERVICES AGREEMENT

         THIS AMENDMENT is made this 8th day of January 2003, by and between Rosenbluth International, Inc., a Pennsylvania corporation, having its principle place of business at 2401 Walnut Street, Philadelphia, PA 19103 ("UPSTREAM") and ORBITZ, LLC, a Delaware limited liability company, having its principal place of business at 200 South Wacker Drive, Suite 1900, Chicago, IL 60606 ("ORBITZ"). This Amendment amends that certain Services Agreement entered into by and between ORBITZ and UPSTREAM, on April 22, 2002 (the "Agreement").

         WHEREAS, ORBITZ and UPSTREAM intend to revise or amend certain portions of the Agreement in accordance with the terms of Section 12.4 therein;

         NOW, THEREFORE, in exchange of good and valuable consideration that will not hereinafter be challenged, the parties hereby agree as follows:

         PRECEDENCE. To the extent a term or expression used in this Amendment is defined in the Agreement, the term or expression will have the meaning ascribed to it in the Agreement, unless agreed otherwise in this Amendment. To the extent any terms or conditions of this Amendment conflict with the terms of the Agreement, the terms of this Amendment will prevail.

2. CONTRACTOR SERVICES. Pursuant to Section 4.4 of the Agreement, the parties hereby memorialize UPSTREAM's receipt of ORBITZ's notice that ORBITZ desires UPSTREAM to outsource the processing of corporate and leisure email Contacts to an overseas third-party, which the parties hereby agree will be the entity currently known as LAWKIM UPSTREAM Contract Management Private Limited, Chitalsar, Mapada, S.V. Road Thane 400_,607, Maharashtra, India (hereinafter, the "Contractor"). ORBTIZ hereby approves of LAWKIM UPSTREAM Contract Management Private Limited as the Contractor. In accordance with Section 4.4 of the Agreement, UPSTREAM agrees to outsource the processing of corporate and leisure email Contacts to the Contractor in accordance with the terms of the Agreement, as amended herein.

3. TRANSITION. UPSTREAM will cause the Contractor to commence processing corporate and leisure email Contacts on January 8th, 2003. One hundred percent (100%) of corporate and leisure email Contacts processed by UPSTREAM must be processed by the Contractor by March 1, 2003. UPSTREAM may continue to process corporate and leisure email Contacts in the United States of America throughout the term of the Agreement; provided, however, that after March 1, 2003, except as expressly stated in the Agreement, the pricing for processing email Contacts will be based on the assumption that 100% of all email Contacts are processed by the Contractor regardless of the actual percentage of email Contacts that are processed by the Contractor.

4. PRICING. The pricing table attached as Exhibit A-1 hereto supercedes and replaces Exhibit D-3 of the Agreement (Contractor Email Pricing Matrices) in its entirety. The parties agree that notwithstanding the foregoing, from the effective date of this Amendment through February 28, 2003, ORBITZ will pay UPSTREAM $[***] dollars per Ticket Transaction, regardless which entity actually processes the email Contact, and regardless of the Ratio associated with processing the email Contact. Beginning March 1, 2003 through the remainder of the term of the Agreement, ORBITZ will pay UPSTREAM the applicable amount as set forth in Exhibit A-1 hereto for processing email Contacts, assuming an Average Handling Time of [***] minutes or less (see

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         Section 8.2(v) of the Agreement in the event the Contact Ratio or the
         Ticket Transactions tail above or below the range set forth on Exhibit A-I).

5. UPCHARGES. Section 8.3 (ii) of the Agreement, related to email upcharge fees, is hereby amended to include the following terms: Beginning January 8, 2003 and ending [***] months thereafter ("Upcharge Grace Period"), ORBITZ shall have no obligation to pay UPSTREAM an email Upcharge Fee with respect to the processing of email Contacts by Contractor. At the end of the Upcharge Grace Period, ORBITZ shall again be obligated to pay UPSTREAM an email Upcharge Fee in accordance with the terms of this Section 8.3 (ii). If the Average Handle Time is drive above [***] minutes based on (i) the occurrence of any of the following at an airline which is one of the top 10 airlines in booking volume on the ORBITZ website (A) bankruptcy, (B) major air schedule change disproportionate to typical semi-annual air schedule changes, (C) major service disruption due to a strike, slow down or merger: (ii) bankruptcy of a car or hotel company which is listed within the ORBITZ booking path; (iii) failure of another ORBITZ vendor, such as ETX or Worldspan, which affects performance of the ORBITZ web site or delivery of ORBITZ travel products to customers; (iv) system unavailability of the ORBITZ website, or (v) any substantial change to the ORBITZ web site made by ORBITZ which causes an increase in Average Handle Time (each, a "Upcharge Event"), then the Upcharge Fee shall extend past an average handle time of [***] minutes at the rate of $[***] dollars for every [***] seconds beyond [***] minutes, but only if the Average Handle Time for the month in which the Upcharge Event occurred is higher than the average of the Average Handle Times for the 3 months immediately preceding the month in which the Upcharge Event occurred.

6. SERVICE LEVELS. Section 3 (Service Level: Email Response Time) of Exhibit B (Service Level Requirements) is hereby amended to state that after February 28th, 2003, on average [***]% of all email-based Contacts processed during any calendar month must result in a Contact Handled within [***] hours of the initiation of the Contact (the "Time Requirement") and that the remaining email based Contacts must result in a Contact Handled within [***] hours of the initiation of the Contact; provided, however, that if the Ticket Transactions projected in the Monthly Forecast for the most immediate month to which such Forecast applies (e.g. for the Monthly Forecast provided on July 31, the most immediate month would be August) is exceeded, the Time Requirement shall be adjusted as follows:

         Forecast Exceeded by:                       Time Requirement

         3.1 -5.0%                                            [***]
         5.0- 7.0%                                            [***]
         7.0- 9.9%                                            [***]

         In the event that the Forecast is exceeded by more than [***]%, UPSTREAM shall use commercially reasonable efforts to respond to all email-based Contacts within [***], but any failure to do so will not result in any Service Level Credits or in material breach of this Agreement.

         Service Level Bonus: if within the Time Requirement, the Contact results in a Contact Handled

         (i) [***]% of the time, UPSTREAM will be entitled to bonus of [***];

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         (ii)     [***]% of the time, UPSTREAM will be entitled to a bonus of
                  [***]

         (iii) [***]% of the time or more, UPSTREAM will be entitled to a bonus of [***]

         Service Level Credit: if within the Time Requirement, the Contact results in a Contact Handled less than [***]% of the time, ORBITZ shall be entitled to a Service Level Credit of [***]

         The foregoing notwithstanding, in the event that email-based Contacts are performed at the Facility due to (i) a Force Majeure Event, (ii) ORBITZ' election, or (iii) UPSTREAM'S election after determining that it was necessary to perform such services at the Facility in order to avoid a Chronic Failure (as defined in Exhibit B, Section 6 of the Agreement), then this amendment to Section 3 of Exhibit B shall be of no force and effect with respect to the Contacts processed at the Facility and the service level shall revert to the original provision set forth in the Agreement with respect to the Contacts processed at the Facility. Prior to March 1 2003, the minimum service level set forth in the Agreement prior to the commencement of this Amendment will remain in effect with respect to both Contractor and UPSTREAM.

7. UPSTREAM REMITTANCE. For the purposes of Section 8.10 (i.e. the payment of the $[***] fee to help ORBITZ mitigate costs in transitioning email-related Services from UPSTREAM to Contractor), "Transfer Date" shall be deemed to mean February 15, 2003.

8. COSTS. For the avoidance of doubt, UPSTREAM is responsible for costs (such as training, development, line charges, telecom charges) and other costs or expenses, related to the outsourcing of email processing to the Contractor, accordance with the terms of the Agreement. The last sentence of Section 8.12 of the Agreement shall be deleted in its entirety and replaced with the following: ORBITZ shall reimburse UPSTREAM, at UPSTREAM'S actual cost (not to exceed $[***] per minute, inclusive of taxes), without mark-up, for all outbound telephone calls made by UPSTREAM in connection with Contact Handled.

9. CUSTOMER INFORMATION. For the avoidance of doubt, UPSTREAM will include in the Contractor Agreement a provision which requires the Contractor to comply at all times with ORBITZ's privacy policy as posted on the ORBITZ website.

10. IP ASSIGNMENT. To the extent that any of the intellectual property rights, including without limitation any copyrights, in or to the Work developed or produced by UPSTREAM or the Contractor in the performance of the Services do not vest in ORBITZ upon creation, UPSTREAM hereby assigns, agrees to assign and agrees to include in the Contractor Agreement an obligation on the part of the Contractor to assign, any and all such rights to ORBITZ for no additional consideration. To the extent such rights cannot be assigned to ORBITZ, UPSTREAM agrees to license and to include in the Contractor Agreement an obligation on the part of the Contractor to license such rights exclusively and irrevocably to ORBITZ for no additional consideration. To the extent such rights, including without limitation any moral rights, cannot be licensed to ORBITZ, then UPSTREAM agrees to waive and to include in the Contractor Agreement an obligation on the part of the Contractor to waive such rights against ORBITZ. At ORBITZ's request, UPSTREAM will execute, and will include in the Contractor Agreement an obligation on the part of the Contractor to execute any additional documents or take such additional actions as may be reasonably required to give full legal effect to this Agreement, for no additional consideration.

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11.      ENTIRE AGREEMENT. This Amendment sets forth the complete and entire agreement between the parties with respect to the subject matter of the Amendment and supercedes and replaces any prior agreements between the parties, whether oral or in writing, with respect to its subject matter. Except as otherwise set forth in this Amendment, the terms and conditions of the Agreement will remain in full force and effect. This Amendment will be governed by the laws of the state of New York.

         IN WITNESS WHEREOF, the parties hereby cause this Amendment to be executed by their duly authorized representatives identified below.


ROSENBLUTH INTERNATIONAL, INC.             ORBITZ LLC
("UPSTREAM")                               ("ORBITZ")

By:        JEROME W. JOHNSON               By:        ELIAH KAHN
           --------------------------                 --------------------------
Signature: /S/ JEROME W. JOHNSON           Signature: /S/ ELIAH KAHN
           --------------------------                 --------------------------
Title:     COO - UPSTREAM                  Title:     VP CUSTOMER EXPERIENCE
           --------------------------                 --------------------------
Date:      1-8-03                          Date:      1-13-03
           --------------------------                 --------------------------

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[LOGO]
                                   EXHIBIT A-1
                  ORBITZ CONTRACTOR EMAIL P/TICKET PRICING GRID

                 ANNUAL TRANSACTIONS RATIO
RATIO
                 6,000,000 -  6,500,000 -  7,000,000 -  7,500,000 -  8,000,000 -  8,500,000 -  9,000,000 -
                 6,499,999    6,999,999    7,499,999    7,999,999    8,499,999    8,999,999    9,999,999
2.00% - 2.99%      [***]       [***]         [***]         [***]         [***]       [***]       [***]
3.00% - 3.99%      [***]       [***]         [***]         [***]         [***]       [***]       [***]
4.00% - 5.99%      [***]       [***]         [***]         [***]         [***]       [***]       [***]
6.00% - 6.99%      [***]       [***]         [***]         [***]         [***]       [***]       [***]
7.00% - 7.99%      [***]       [***]         [***]         [***]         [***]       [***]       [***]
8.00% - 9.99%      [***]       [***]         [***]         [***]         [***]       [***]       [***]
10.00% - 11.99%    [***]       [***]         [***]         [***]         [***]       [***]       [***]


RATIO
                10,000,000 - 10,500,000 - 11,000,000 - 11,500,000 - 12,000,000 - 12,500,000 - 13,000,000 -
                10,499,999   10,999,999   11,499,999   11,999,999   12,499,999   12,999,999   13,499,999

2.00% - 2.99%      [***]       [***]         [***]         [***]         [***]       [***]       [***]
3.00% - 3.99%      [***]       [***]         [***]         [***]         [***]       [***]       [***]
4.00% - 5.99%      [***]       [***]         [***]         [***]         [***]       [***]       [***]
6.00% - 6.99%      [***]       [***]         [***]         [***]         [***]       [***]       [***]
7.00% - 7.99%      [***]       [***]         [***]         [***]         [***]       [***]       [***]
8.00% - 9.99%      [***]       [***]         [***]         [***]         [***]       [***]       [***]
10.00% - 11.99%    [***]       [***]         [***]         [***]         [***]       [***]       [***]


13,000,000 - 13,000,000 - 13,500,000 - 13,500,000 - 14,000,000 - 14,500,000 - 15,000,000 - 15,000,000 -
13,499,999   13,499,999   13,499,999   13,999,999   14,499,999   14,999,999   15,499,999   15,499,999
   [***]        [***]        [***]        [***]        [***]        [***]        [***]        [***]
   [***]        [***]        [***]        [***]        [***]        [***]        [***]        [***]
   [***]        [***]        [***]        [***]        [***]        [***]        [***]        [***]
   [***]        [***]        [***]        [***]        [***]        [***]        [***]        [***]
   [***]        [***]        [***]        [***]        [***]        [***]        [***]        [***]
   [***]        [***]        [***]        [***]        [***]        [***]        [***]        [***]
   [***]        [***]        [***]        [***]        [***]        [***]        [***]        [***]

15,500,000 - 16,000,000 - 16,499,999 - 17,000,000 - 17,500,000 - 18,000,000 - 18,500,000-
15,999,999   16,499,999   16,999,999   17,499,999   17,999,999   18,499,999   18,999,999
   [***]        [***]        [***]        [***]        [***]        [***]        [***]
   [***]        [***]        [***]        [***]        [***]        [***]        [***]
   [***]        [***]        [***]        [***]        [***]        [***]        [***]
   [***]        [***]        [***]        [***]        [***]        [***]        [***]
   [***]        [***]        [***]        [***]        [***]        [***]        [***]
   [***]        [***]        [***]        [***]        [***]        [***]        [***]
   [***]        [***]        [***]        [***]        [***]        [***]        [***]


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